Georgetowne Long/Short Fund

A series of the

Georgetowne Funds

Supplement to Statement of Additional Information
Dated November 5, 2004

The following information replaces the “Trustees and Officers” section of the Statement of Additional Information dated December 30, 2003:

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust.  Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address and Age	Position & Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
Michael J. Regan 7 Reddy Lane Loudonville, NY 12211 Age: 26	Trustee since February 2003

Broker, CMO Department, Hilliard Farber (9/04-present); Mortgage Consultant, Citigroup (8/02-08/04); Sponsored Representative, Warrior Lacrosse Co. (1/03-present); Player, Boston Cannons (Lacrosse Team) (9/01-present); Player, Rochester Rattlers (Lacrosse Team) (5/01-9/01); Marketing Director, Albany Attack/Pepsi Arena (9/02-6/02); Player, Albany Attack (Lacrosse Team) (1/01-5/03); Assistant Lacrosse Coach, Butler University (9/00-12/00); Student, Butler University (9/96-5/00).

David E. Hannoush 7 Reddy Lane Loudonville, NY 12211 12204 Age: 28	Trustee since October 2004;

General Counsel/V.P., Hannoush Jewelers, Inc. (06/02-present); Attorney/Consultant, PA Consulting Group (08/01-05/02); Law Clerk, Foley Hoag LLP (06/00-12/00); Law Clerk, US Trade Representative (01/00-05/00); Law Clerk, Albo & Oblon (09/98-12/98); Student, American University Washington College of Law (08/98-05/01).

Charles P. Clemens 7 Reddy Lane Loudonville, NY 12211 Age: 26	Trustee since December 2003.

Resident Assistant, Rochester Institute of Technology (7/98 – 5/99); Affiliate Sales &  Marketing Intern, ESPN, Inc. (6/99 –8/99); Legal Assistant Intern, Skadden, Arps, Slate, Meagher & Flom LLP (8/99-11/99); Event Manager, Eventive Marketing (1/01 –8/01); Admissions Advisor, Kaplan College (8/01-5/02); Sales Representative, Targit Interactive (an on-line advertising company) (5/01-7-01); Sales Trainee, OTL Sports (a sports information business) (12/02-12/02); Law Clerk, Deborah Carpenter-Toye, Esq. (6/03-present); Student, Nova Southeastern University Law School (8/01-5/04); Attorney, Law Offices of Charles P. Clemens (9/04-present).

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.

1 Mr. Pechacek and Mr. Hoffmeister are first cousins.  Mr. Hoffmeister is an “interested person” of the Trust because he is an officer of the Trust and is an officer and the sole shareholder of the Fund’s adviser.

COMPENSATION

The compensation to be paid to the Trustees of the Trust for the first fiscal year of the Trust is estimated in the following table:

Name	Total Compensation from Trust (the Trust is not in a Fund Complex)[1]
Charles P. Clemens	$500
Paul K. Hoffmeister	$0
David E. Hannoush	$500
Michael J. Regan	$500

1 Trustee fees are Trust expenses.  However, because the management agreement obligates the Adviser to pay all of the operating expenses of the Trust (with limited exceptions), the Adviser will make the actual payment.

Retain for Future Reference